SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2011 (November 1, 2010)

China Shengda Packaging Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-148232	26-15594574
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

No. 2 Beitang Road
Xiaoshan Economic and Technological Development Zone
Hangzhou, Zhejiang Province 311215
People’s Republic of China
(Address of principal executive offices, including zip code)

86-571-82838805
(Registrant’s telephone number, including area code)

_________________________________________________________
(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note:

The registrant hereby amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 17, 2010, in order to disclose that it no longer intends to engage PricewaterhouseCoopers Zhong Tian CPAs Limited Company as its independent registered public accounting firm.

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously disclosed, the board of directors (the “Board”) of China Shengda Packaging Group Inc. (the “Company”) voted to approve the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company (“PwC”) as its independent registered public accounting firm for the fiscal year ending December 31, 2011, subject to internal review and acceptance of the appointment by PwC. On April 28, 2011, the Board of the Company appointed Marcum Bernstein & Pinchuk LLP (“MarcumBP”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Accordingly, the Company does not intend to engage PwC as its independent registered public accounting firm for such fiscal year. The Company is filing a separate Current Report on Form 8-K to disclose the appointment of MarcumBP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Shengda Packaging Group Inc.

Date: April 28, 2011	By: /s/ T.J. Wu
Name: T.J. Wu
Title: Chief Financial Officer